UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2026 (July 27, 2026)

ENERGY FUELS INC.
(Exact name of registrant as specified in its charter)

Ontario	001-36204	98-1067994
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 Union Blvd., Suite 600
 Lakewood, Colorado, United States 80228
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (303) 974-2140

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common shares, no par value	UUUU	NYSE American LLC
	EFR	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On July 27, 2026, Australian Strategic Minerals Limited (“ASM”) submitted a supplemental Scheme Booklet (the “Supplemental Scheme Booklet”) to the Australian Securities and Investments Commission to provide further information to ASM shareholders and option holders (together, the “Scheme Shareholders”) with respect to Energy Fuels Inc.’s (the “Company”)  announcement of the entry into a definitive agreement to acquire 100% of Vacuumschmelze GmbH & Co. KG, Ara VAC TopCo US LLC and their respective consolidated subsidiaries (collectively, “VAC”) from Ara Partners, and the Company’s announcement of its entry into a conditional $725 million financing commitment with the Department of War, Office of Strategic Capital. A copy of the Supplemental Scheme Booklet, which is expected to be provided to the Scheme Shareholders, is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On May 13, 2026, the Company and its wholly owned subsidiary EFR Critical Minerals Pty Ltd. (“Bidder Sub”) entered into (i) a Deed Poll and (ii) an Option Scheme Deed Poll (together with the Deed Poll, the “Deed Polls”).

Under the Deed Polls, the Company and Bidder Sub covenant in favor of the holders of such Scheme Shareholders to perform obligations under the Scheme Implementation Deed dated January 21, 2026, as amended on March 12, 2026 (together, the “Deeds”).

See additional information regarding the Deeds in the Current Report on Form 8-K dated January 26, 2026 and the Current Report on Form 8-K dated March 18, 2026. No other material changes have been made to the terms and conditions of the Deeds.

The foregoing description of the Deeds does not purport to be complete and is qualified in its entirety by reference to the full text of the Deeds, which are filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Scheme Implementation Deed dated January 21, 2026, as amended on March 13, 2026 (AWST), by and among Energy Fuels Inc. and Australian Strategic Materials Limited.

99.1	Supplementary Scheme Booklet.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY FUELS INC.
(Registrant)

Dated: July 28, 2026	By: /s/ Nathan Longenecker Nathan Longenecker Chief Legal Officer and Executive Vice President, Global Government Relations